UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008

ACTIVISION BLIZZARD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15839	95-4803544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard Santa Monica, CA		90405
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 255-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 9, 2008, a business combination (the “Business Combination”) by and among Activision, Inc., Sego Merger Corporation, a wholly-owned subsidiary of Activision, Inc., Vivendi S.A. (“Vivendi”), VGAC LLC, a wholly-owned subsidiary of Vivendi (“VGAC”) and Vivendi Games, Inc., a wholly-owned subsidiary of VGAC (“Vivendi Games”) was consummated.  As a result of the consummation of the Business Combination, Activision, Inc. was renamed Activision Blizzard, Inc. (the “Company”).

For accounting purposes, the Business Combination is treated as a “reverse acquisition,” with Vivendi Games deemed to be the acquirer.  The historical financial statements of the Company prior to July 9, 2008 are those of Vivendi Games.

The Company is filing this Current Report on Form 8-K in order to recast the presentation of the historical consolidated financial statements of Vivendi Games that were previously filed with the Securities and Exchange Commission to reflect a change in accounting principle, as well as file the historical consolidated financial statements of Vivendi Games for the six month period ended June 30, 2008 and to report an organizational change resulting from the Business Combination.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Robert Kotick, the Company’s President and CEO, and Mike Griffith, the President and CEO of Activision Publishing, have served together as the Company’s principal executive officers since 2005.  Following the Business Combination, the company has restructured its organization to include a holding company, Activision Blizzard, Inc., and two principal operating companies, Activision Publishing and Blizzard Entertainment.  Mike Griffith continues as President and CEO of Activision Publishing, as before the Business Combination, and Mike Morhaime is President and CEO of Blizzard Entertainment.  At its meeting on October 30, 2008, the Board of Directors determined that, in light of the Company’s new organizational structure, Mr. Kotick is the sole principal executive officer of the Company.

Item 8.01. Other Events.

     In the third quarter of 2008, the Company changed the manner in which it recognizes revenue associated with sales of The Burning Crusade expansion pack, released in January 2007 for its massively, multi-player, online game, World of Warcraft.  Prior to the Business Combination, Vivendi Games determined that the sale of an expansion pack was a separate deliverable with standalone value apart from the World of Warcraft license and the subscription to the online game. Pursuant to Emerging Issues Task Force No. 00-21 Revenue Arrangements with Multiple Deliverables (“EITF No. 00-21”), Vivendi Games recognized revenue from the sale of an expansion pack upon delivery because it had standalone value and there was objective and reliable evidence of fair value for the subscription service.  As a result of the consummation of the Business Combination the Company changed its weighting of the factors considered in determining if sales of The Burning Crusade expansion pack have standalone value.  After considering the intended functionality of the expansion pack and the necessity of the World of Warcraft license and subscription service to the functionality of the expansion pack, the Company determined that it is preferable to conclude that the expansion packs do not have standalone value and to account for fees from sales of expansion packs over the remaining estimated useful life of the customer.  This method recognizes revenue over the period during which the customer is expected to utilize the intended full functionality of the expansion pack. The Company believes that it is preferable to recognize revenue from sales of expansion packs over the estimated remaining useful life of the customer, because this is consistent with the accounting for the World of Warcraft license and the evolution of accounting for on-line enabled video games in the console industry. In accordance with Statement of Financial Accounting Standards (SFAS) No. 154, “Accounting Changes and Error Corrections” ("SFAS No. 154"), this change has been applied retrospectively to our consolidated financial statements for all prior periods.

In addition to the above, the Company also identified certain ancillary fees charged to World of Warcraft subscribers that had been recognized immediately rather than deferred over the estimated remaining subscription life.  Accordingly, the Company has also retrospectively adjusted subscription revenues for the year ended December 31, 2007, and such adjustments are immaterial to all periods presented.

The historical financial information contained in this Current Report has not been updated to reflect events or occurrences after the date such information was originally prepared, except for matters relating specifically to the recasting of the presentation described above.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Historical Consolidated Financial Statements of Vivendi Games, Inc. as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007

99.2

Historical Consolidated Financial Statements of Vivendi Games, Inc. as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and for the three months ended March 31, 2008 and 2007

99.3	Historical Consolidated Financial Statements of Vivendi Games, Inc. as of and for the six months ended June 30, 2008 and 2007

99.4

Historical Consolidated Financial Statements of Vivendi Games, Inc. as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 and for the nine months ended September 30, 2007 and 2006

99.5	Quarterly Financial Information for Vivendi Games, Inc.

99.6	Letter of PricewaterhouseCoopers LLP regarding change in accounting principle

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACTIVISION BLIZZARD, INC.

Date: November 5, 2008	By:	/s/ Thomas Tippl
	Name:	Thomas Tippl
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Historical Consolidated Financial Statements of Vivendi Games, Inc. as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007

99.2

Historical Consolidated Financial Statements of Vivendi Games, Inc. as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and for the three months ended March 31, 2008 and 2007

99.3	Historical Consolidated Financial Statements of Vivendi Games, Inc. as of and for the six months ended June 30, 2008 and 2007

99.4

Historical Consolidated Financial Statements of Vivendi Games, Inc. as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 and for the nine months ended September 30, 2007 and 2006

99.5	Quarterly Financial Information for Vivendi Games, Inc.

99.6	Letter of PricewaterhouseCoopers LLP regarding change in accounting principle